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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): May 14, 2002



                                 UROLOGIX, INC.
             (Exact name of registrant as specified in its charter)


                  Minnesota                        41-1697237
        (State or other jurisdiction of         (I.R.S. Employer
         incorporation or organization)        Identification No.)

                 14405 21st Avenue North, Minneapolis, MN 55447
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 475-1400

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Items 1, 2, 3, 5, 6, 8 and 9 are not applicable and therefore omitted.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
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(a)  Previous independent accountants

     (i) On May 14, 2002, the Audit Committee of Urologix (the "Company") approved the dismissal of the Company's independent public accountant, Arthur Andersen LLP.

     (ii) No reports by Arthur Andersen LLP within the last two years have contained an adverse opinion or a disclaimer of opinion, or have been qualified or modified as to uncertainty, audit scope or accounting principle

     (iii) During the Company's two most recent fiscal years and all interim periods preceding the dismissal, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (iv) Within the last two most recent fiscal years and all subsequent interim periods and to the date of dismissal, there have been no reportable events with respect to Arthur Andersen LLP as that term is described in Item 304 of Regulations S-K.

     (v) Urologix has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 16, 2002 is filed as exhibit 16.1 to this Form 8-K

(b)  New independent accountants

     (i) On May 14, 2002, the Company selected and engaged KPMG LLP as its independent public accountant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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Exhibit 16.1  Letter from Arthur Andersen LLP dated May 16, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UROLOGIX, INC.


                                          By: /s/ Christopher R. Geyen
                                              --------------------------------
                                              Christopher R. Geyen
                                              Chief Financial Officer

May 16, 2002